Supplement to the currently effective SUMMARY PROSPECTUS

Deutsche Global Real Estate Securities Fund

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The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectus.

Daniel Ekins, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2006. On leave through August 31, 2016.

John Hammond, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2006.

John W. Vojticek, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2006.

Joseph D. Fisher, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2013.

David W. Zonavetch, CPA, Director. Portfolio Manager of the fund. Began managing the fund in 2013.

Chris Robinson, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2012.

Please Retain This Supplement for Future Reference

July 29, 2016
PROSTKR-677